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                            FORM 8-K--CURRENT REPORT
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                                  UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 20, 2002

                          ALTIGEN COMMUNICATIONS, INC.
             (Exact name of registrant as specified in its charter)

                                    DELAWARE
                 (State or other jurisdiction of incorporation)

            000-27427                                   94-3204299
      (Commission File Number)               (IRS Employer Identification No.)

    47427 Fremont Boulevard, Fremont, CA                    94538
  (Address of principal executive offices)                (Zip code)

       Registrant's telephone number, including area code: (510) 252-9712

                                       N/A
          (Former name or former address, if changed since last report)

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Item 4. Changes in Registrant's Certifying Accountant.

This is an amendment to the Form 8-K filed by AltiGen Communications, Inc. on June 26, 2002.

On June 20, 2002, the Audit Committee of AltiGen Communications, Inc.'s (the "Company") Board of Directors approved a change in the Company's independent public accountants for the fiscal year ended September 30, 2002, from Arthur Andersen LLP to Deloitte & Touche LLP. The report of Arthur Andersen LLP for the fiscal years ended September 30, 2000 and 2001 contained no adverse opinions, disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles. During the fiscal years ended September 30, 2000 and 2001, and the interim period from October 1, 2001 through June 20, 2002, there were no disagreements between the Company and Arthur Andersen LLP on any accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make reference to the subject matter of the disagreement in connection with its report. No event described in paragraph
(a) (1) (v) of Item 304 of Regulation S-K has occurred within the Company's fiscal years ending September 2000 and 2001, or the period from October 1, 2001 through June 20, 2002.

The Company has provided Arthur Andersen LLP with a copy of the foregoing disclosures and has requested a letter from them stating whether Arthur Andersen LLP agrees with such disclosures. On July 9, 2002, Arthur Andersen LLP informed the Company that they would not provide the requested letter, and further, that they would no longer provide similar letters to former clients.

The Company did not consult with Deloitte & Touche LLP during the fiscal years ended September 2000 and 2001, and the interim period from October 1, 2001 through June 20, 2002, with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, or any other matters or reportable events listed in paragraphs (a)(2)(i) and (ii) of
Item 304 of Regulation S-K.

Item 7. Financial Statements and Exhibits.

    (a) Financial statements and pro forma financial information

        NONE

    (b) Exhibits

        NONE

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      ALTIGEN COMMUNICATIONS, INC.

                                      By: /s/ Philip Mcdermott
                                          --------------------------------------
                                              Philip McDermott
                                              Chief Financial Officer

Date:  July 10, 2002